Exhibit 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ooma, Inc. (the “Company”) on Form 10-Q for the quarterly period ended July 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Namrata Sabharwal, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 8, 2021	By:	/s/ Namrata Sabharwal
Namrata Sabharwal
Interim Chief Financial Officer
(Interim Principal Financial and Accounting Officer)